UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): March 4, 2021

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American LLC

Item 1.01	Entry into a Material Agreement

On March 1, 2021, Stereotaxis, Inc. (the “Company”) entered into an office lease agreement (the “Lease”) with Globe Building Company (the “Landlord”), under which the Company will lease executive office space and manufacturing facilities of approximately 43,100 square feet of rentable space located at 710 N. Tucker Boulevard, St. Louis, Missouri (the “Premises”) that will serve as the Company’s new principal executive and administrative offices and manufacturing facility.

The Lease for the Premises is effective at the later of January 1, 2022 or the date on which the Company has received an occupancy permit, and has a term of ten years, with two renewal options of five years each. The minimum annual rent under the terms of the Lease ranges from approximately $0.8 million in 2022 to $1.0 million in 2031. At the Lease commencement, the Company will relocate its current St. Louis, Missouri operations to the Premises in the new building.

The Company had exercised its final renewal term under its current Office Lease dated as of November 15, 2004, as amended, with VTR LS 4320 FOREST PARK, LLC (successor-in-interest to Cortex West Development I, LLC), which Office Lease will expire and terminate in accordance with its terms on December 31, 2021.

The foregoing description of the Lease is only a summary, does not purport to be complete, and is qualified in all respects by the full text of the Lease, including all exhibits to the Lease, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Lease in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Lease dated as of March 1, 2021 between Globe Building Company and Stereotaxis, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: March 4, 2021	By:	/s/ Kimberly R. Peery
	Name:	Kimberly R. Peery
	Title:	Chief Financial Officer